EXHIBIT 10.I.2
AMENDMENT NO. 2 TO THE
EL PASO CORPORATION
KEY EXECUTIVE SEVERANCE PROTECTION PLAN
     Pursuant to Section 8.1 of the El Paso Corporation Key Executive Severance Protection Plan, Amended and Restated effective as of August 1, 1998, as amended (the “Plan”), effective November 7, 2002, the Plan is hereby amended to attach Appendix II to provide a list of certain officers of the Company and its subsidiaries who are deemed to be participants in the Plan, in addition to those participants who are eligible to participate in the Plan pursuant to Section 3.1 of the Plan, and closed to any other new participants.
     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of November, 2002.

EL PASO CORPORATION

By:	/s/ David E. Zerhusen
David E. Zerhusen
Its Executive Vice President Administration

ATTEST:

By:	/s/ David L. Siddall
Corporate Secretary

APPENDIX II
EL PASO CORPORATION
KEY EXECUTIVE SEVERANCE PROTECTION PLAN
     The following individuals are deemed to be participants in the Plan as of each individual’s effective date of participation (“Effective Date of Participation”).

Employee	Effective Date of Participation
Wayne B. Allred	November 7, 2002
Robert W. Baker	November 7, 2002
Randy L. Bartley	November 7, 2002
Stephen C. Beasley	November 7, 2002
James J. Cleary	November 7, 2002
Daniel F. Collins	November 7, 2002
Bruce Connery	November 7, 2002
Ralph Eads	December 4, 2001
John T. Elzner	November 7, 2002
Rodney D. Erskine	December 4, 2001
Greg G. Gruber	November 7, 2002
John L. Harrison	November 7, 2002
Peggy A. Heeg	December 4, 2001
E. Jay Holm	November 7, 2002
John J. Hopper	November 7, 2002
Gregory W. Huston	November 7, 2002
Harvey R. Klingensmith	November 7, 2002
Gary J. Konnie	November 7, 2002
Charles W. Latch	November 7, 2002
Richard J. Louden	November 7, 2002
Daniel B. Martin	November 7, 2002
Graciela E. Martinez	November 7, 2002
Kevin J. McMichael	November 7, 2002
Joseph A. Mills	November 7, 2002
D. Dwight Scott	October 1, 2002
David L. Siddall	November 7, 2002
Clark C. Smith	November 7, 2002
Judy A. Vandagriff	November 7, 2002
Gene W. Waguespack	November 7, 2002
James C. Yardley	November 7, 2002
David E. Zerhusen	October 1, 2002

Acknowledged and Accepted this 7th day of November, 2002.

By:	/s/ David E. Zerhusen

David E. Zerhusen
Its Executive Vice President
Administration